First Choice Bancorp

2020 Annual Meeting of Shareholders

June 16, 2020

Forward Looking Statements

These presentation materials may include forward-looking statements. There are a number of factors that could cause our results to differ materially from our expectations. We assume no obligation to update any forward-looking statement. The information in this presentation is intended to outline our general strategic direction, but represents no obligation and should not be relied on in making an investment decision.

WELCOMING REMARKS AND INTRODUCTIONS

➢ Conduct of the Virtual Meeting

- Procedural Matters
- Business Matters

➢ Reason for holding the 2020 Annual Meeting virtually

As part of our effort to maintain a safe and healthy environment for our shareholders, directors, and members of management who wish to attend the annual meeting, and in light of the novel coronavirus disease, COVID-19, our Board of Directors believes that hosting a Virtual Meeting is in everyone's best interest and enables increased shareholder attendance and participation during a time when many travel and gathering restrictions are in place and may limit attendance at our Annual Meeting.

➢ How You Can Ask Questions

Our Virtual Meeting allows shareholders to submit questions and comments before and during the Virtual Meeting. After the Virtual Meeting, we will spend up to 15 minutes answering shareholder questions that comply with the rules of conduct for the Virtual Meeting; which will be posted on the Virtual Meeting web portal. To the extent time doesn't allow us to answer all of the appropriately submitted questions, we will answer them in writing on our investor relations website, at www.firstchoicebankca.com and clicking "Investor Relations," soon after the Virtual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

BANCORP & BANK BOARDS OF DIRECTORS



Peter Hui
Chairman



Phillip Thong
Vice Chairman



Robert Franko
Director,
President & CEO



Roshan Bhakta
Director



James Gray
Director



Thomas Iino
Director



Fred Jensen
Director



Luis Maizel
Director



Pravin Pranav
Director



Lynn McKenzie-Tallerico
Director

Not pictured- Max Freifeld, Director

FIRST CHOICE BANK EXECUTIVE MANAGEMENT



Robert Franko
President & CEO



Mag Wangsuwana
SVP/CFO



Yolanda Su
EVP/COA



Gene May
EVP/CCO



Khoi Dang
EVP/General Counsel

FIRST CHOICE BANK MANAGEMENT



Nicole Swain
EVP/Chief Banking Officer



Mike Martin
EVP/Deputy Chief Credit Officer



Jae Park
EVP/Chief Compliance Officer



John Murillo
EVP/Commercial Division Manager



Lorraine Lee
EVP/Chief Strategy Officer, Head of Commercial Banking



Sean McCabe
SVP/Senior Credit Administrator



Brooke Crockett
SVP/Human Resources Manager



Diana Hanson
SVP/Chief Accounting Officer



Linda Willis
SVP/Chief Risk Officer



Lynn Flanagan
SVP/Senior Operations Officer



Kathryn Leu
FVP/Treasury Services Manager



Jay Patel
VP/Chief Information Security Officer



Michael Kwon
VP/Information Technology Manager

NOTICE OF MEETING



First Choice Bancorp

17785 Center Court Drive N, Suite 750
Cerritos, California 90703

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS OF FIRST CHOICE BANCORP

To Be Held Tuesday, June 16, 2020

To the Shareholders of First Choice Bancorp:

The matters to be considered and voted upon at the Virtual Meeting will include:

1. **Election of Directors.**

Robert M. Franko — Luis Maizel
James H. Gray — Lynn McKenzie-Tallerico
Peter H. Hui — Pravin C. Pranav
Fred D. Jensen — Phillip T. Thong

2. **Shareholder Advisory (Non-Binding) Vote on Executive Compensation.**

3. **Amendment to the First Choice Bancorp 2013 Omnibus Stock Incentive Plan.**

4. **Ratification of the Appointment of Independent Registered Public Accounting Firm.**

5. **Other Business.**

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REVOKE YOUR PROXY AT ANY TIME PRIOR TO IT BEING VOTED, EITHER BY ATTENDING THE VIRTUAL MEETING AND ELECTING TO VOTE, OR BY FILING WITH THE SECRETARY OF FIRST CHOICE BANCORP, PRIOR TO THE VIRTUAL MEETING, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.

We appreciate your continuing support and look forward to your participation in the Virtual Meeting.

DATED: May 4, 2020 — By Order of the Board of Directors

Peter H. Hui, *Chairman of the Board*

Robert M. Franko, *President and Chief Executive Officer*

www.firstchoicebankca.com and clicking "Investor Relations."

Important Notice Regarding Availability of Proxy Materials for the Virtual Meeting on June 16, 2020:

FIRST CHOICE BANCORP'S NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT AND 2019 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT WWW.FIRSTCHOICEBANKCA.COM AND CLICKING "INVESTOR RELATIONS."

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AFFIDAVIT OF MAILING

FIRST CHOICE BANCORP

AFFIDAVIT OF MAILING

The undersigned, Phillip T. Thong, does hereby represent and declare that he is the Secretary of First Choice Bancorp, located in Cerritos, California, and that on May 4, 2020, the attached Notice of Annual Meeting of Shareholders was mailed or otherwise first made available to all shareholders of record of First Choice Bancorp as of the close of business on April 22, 2020.

Phillip Thong

Phillip T. Thong, Secretary

OATH OF INSPECTOR OF ELECTION

FIRST CHOICE BANCORP

OATH OF INSPECTOR OF ELECTION

STATE OF CALIFORNIA)
) ss.
COUNTY OF LOS ANGELES)

The undersigned does solemnly swear that, having been appointed Inspector of Election at the Annual Meeting of Shareholders for First Choice Bancorp to be held this 16th day of June 2020, she will fairly and faithfully perform her duties in connection with all matters required of her at said Meeting and will, with strict impartiality, examine the ballots and canvass the votes cast at such Meeting and truthfully and accurately report the results thereof.

DocuSigned by:
Stevie Marcus
Stevie Marcus, Inspector

QUORUM REPORT

- The total number of shareholders that are present in person or by proxy at this meeting of shareholders
- The total percentage of the issued and outstanding common shares of the Company as of April 22, 2020, represented by such shareholders that are present in person or by proxy at this meeting of shareholders

PROPOSAL 1

- **Election of Directors**
  To elect the following eight (8) persons to the Board of Directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

  Robert M. Franko
  James H. Gray
  Peter H. Hui
  Fred D. Jensen
  Luis Maizel
  Lynn McKenzie-Tallerico
  Pravin C. Pranav
  Phillip T. Thong

- **Cumulative Voting**
  Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. Pursuant to California law, no shareholder may cumulate votes for a nominee unless the name of the nominee has been placed in nomination prior to the voting and the shareholder has given notice at the Virtual Meeting prior to the voting of the shareholder's intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.

- **Vote Required**
  The candidates receiving the highest number of votes, up to the number of directors to be elected, eight (8), will be elected.

- **Report of Voting**

PROPOSAL 2

- **Shareholder Advisory (Non-Binding) Vote on Executive Compensation**
  To approve, in a non-binding advisory vote, the compensation of the Company's Named Executive Officers as disclosed in the attached Proxy Statement:

  Named Executive Officers:
  Robert M. Franko, President and CEO
  Gene May, Executive Vice President and CCO
  Yolanda Su, Executive Vice President and COA
  Khoi Dang, Executive Vice President and General Counsel

- **Vote Required**
  Affirmative vote of at least a majority of the shares represented and voting, either at the Virtual Meeting or by proxy, on this proposal, with the affirmative votes constituting at least a majority of the required quorum.

- **Report of Voting**

PROPOSAL 3

- **Amendment to the First Choice Bancorp 2013 Omnibus Stock Incentive Plan**

  To approve an amendment to the First Choice Bancorp 2013 Omnibus Stock Incentive Plan (the "2013 Omnibus Plan") to increase the number of shares reserved for issuance thereunder by 200,000 shares (for an aggregate 1,590,620 shares).

- **Vote Required**

  Affirmative vote of at least a majority of the shares represented and voting, either at the Virtual Meeting or by proxy, on this proposal, with the affirmative votes constituting at least a majority of the required quorum.

- **Report of Voting**

PROPOSAL 4

- **Ratification of the Appointment of Independent Registered Public Accounting Firm**
  To ratify the appointment of Eide Bailly LLP as the independent registered public accounting firm for the Company for 2020.

- **Vote Required**
  Affirmative vote of at least a majority of the shares represented and voting, either at the Virtual Meeting or by proxy, on this proposal, with affirmative votes constituting at least a majority of the required quorum.

- **Report of Voting**



PRESIDENT’S REPORT

2019 CONSOLIDATED FINANCIAL HIGHLIGHTS

Total Assets
$1.7B

Total Loans
$1.4B*

Total Deposits
$1.3B

Net Income
$27.8MM

Total Shareholders' Equity
$261.8MM

Bank Only- Total Risk-Based Capital Ratio
14.03%

*includes loans held-for-sale and loans held for investment

STEADFAST GROWTH


YEAR-OVER-YEAR FINANCIAL DATA
($ IN MILLIONS)
Total Assets
+ 4%
$1,623
$1,690
2018
2019
Total Loans*
+ 8%
$1,279
$1,382
2018
2019
Total Deposits
+ 5%
$1,252
$1,314
2018
2019
Total Shareholders' Equity
+ 6%
$248
$262
2018
2019

*includes loans held-for-sale and loans held for investment

SBA'S PAYCHECK PROTECTION PROGRAM

Over 1,880 Loans Originated

Over $400 million total disbursed

Average Loan Size $212 thousand

Over 500 new deposit accounts

Doug from Laguna Hills-
"You guys are amazing, and I cannot thank you enough."

Stephanie from Gig Harbor, Washington-
"I want to express my gratitude to you personally for your assistance with processing our SBA/PPP loan application. We are ever grateful."

Ron from San Diego-
"You are a superstar! I am certain that you are crazy busy, yet you make me feel like I am your only customer. A true loyalty building experience. Thanks so much!"

Cynthia from Monrovia-
"We are so grateful to you and your bank."

Philip from San Diego-
"Once again thank you for all the help today. Your team is exceptional."

Arun from Glendale-
"I really appreciate how you and your team worked on our behalf and executed this to perfection! With such simplicity and directness. The promptness of your response reassured and calmed us immensely.
And true to your motto: "First in Speed / Service / Solutions."

Ramon from Redlands-
"I want to thank you and your team for the wonderful service. I feel you value our business relationship as much as I value our business relationship. I know many other small business owners who have applied for this SBA PPP loan and none of them have received the service I received from your bank."

Colleen from San Diego-
"I'm so impressed by how quickly and well First Choice Bank had their act together in response to the first round of funding for the 2020 Paycheck Protection Program loans!"

Drew from Newport Beach-
"Your team has been working so diligently and apparently 24-7 around the clock. Their efforts are incredibly appreciated!"

Dave from El Segundo- "I just wanted to let you guys know how thrilled we are that we got the PPP loan and that it's all because of your hard work!"

2019 COMMUNITY ACTIVITIES SUMMARY

Volunteer Hours:

875

Total Donations:

$96,000

CRA Investments:

$9.0 million*

Community Development Loans:

$92.6 million

*funded and commitments

2019 COMMUNITY ACTIVITIES IN ACTION


Habitat for Humanity




LOS ANGELES
AMERICA Saves
START SMALL, THINK BIG
www.LASaves.org
Set a Goal.
Make a Plan

Little Tokyo Service Center
KidSingers
Junior Achievement
Casa Teresa Home with a Heart
ABC Education Foundation
Milal Mission
Caterina's Club
the Y
Union Station Homeless Services
Orangewood
Chinatown Service Center
Macedonia
Ronald McDonald Family Room
Youth Business Alliance
Operation Game On
Habitat for Humanity




First Choice


JA BizTown



THE CHAIRMAN'S CLOSING THOUGHTS

CHAIRMAN HUI CLOSING THOUGHTS


You can't change the direction of the wind,
but you can adjust your sails.

First Choice Bancorp

Meeting Adjourned

Thank you!